Short-term investments	12 Months Ended
Dec. 31, 2019
Short-term investments
Short-term investments

5.            Short-term investments

(In thousands)	December 31, 2018	December 31, 2019
Time deposits	141,059	102,555
Investments in financial instruments (note)	55,479	292
Total	196,538	102,847

Note:      The investments were issued by commercial banks in the PRC with a variable interest rate indexed to performance of underlying assets. Since these investments’ maturity dates are within one year, they are classified as short-term investments.

Time deposits and investments in financial instruments are stated on the balance sheets at the principal amount plus accrued interest. Interest income is recorded in “Other income, net” in the consolidated statements of comprehensive loss.